Exhibit 99.2

Fourth Quarter 2004 Earnings Conference Call February 4, 2005

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, the possibility that changes in customers' business environments will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, higher borrowing costs and possible decreases in available funding sources caused by adverse changes in debt ratings, resolution of the tax audits described in our filings with the SEC and the amount and timing of any payments required to be made by the Company in connection therewith, changes in accounting assumptions, adequacy of accounting accruals, changes in general economic conditions, availability of heavy- and medium duty vehicles, increases in fuel prices, availability of qualified drivers, the Company's ability to create operating synergies in connection with its acquisitions of Ruan and General, and changes in government regulations, including regulations regarding vehicle emissions, drivers' hours of service and security regulations issued by the Department of Homeland Security. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risks factors or to assess the impact of such risks on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter Results Overview Key Initiatives Update Asset Management Update Earnings Outlook Q & A

4th Quarter Results Overview Earnings per diluted share were $0.96, up from $0.61 in 4Q03 Includes net tax benefit of $0.14 in 4Q04 1995-1997 federal income tax audit complete 1998-2000 federal income tax audit discussed in 8-K filed 12/17/04 remains open Earnings per diluted share excluding net tax benefit were $0.82, up from $0.61 in 4Q03 Fleet Management Solutions total revenue up 17% and dry revenue up 10% vs. prior year Lease revenue up year-over-year due primarily to acquisitions Commercial rental revenue grew 22% vs. prior year; increases in both pricing and activity levels Fleet Management Solutions net before tax earnings (NBT) up 62% FMS NBT percent of dry revenue up 400 basis points to 12%

4th Quarter Results Overview (cont'd) Fleet Management Solutions earnings positively impacted by acquisitions, improved rental results, vehicle gains and reduced pension expense Supply Chain Solutions total revenue up vs. prior year; operating revenue flat as new business offset the non- renewal of certain contracts in prior periods Supply Chain Solutions earnings down vs. prior year; prior year favorably impacted by customer incentives and contract resolutions Dedicated Contract Carriage earnings down vs. prior year due to revenue decline from contract terminations and higher operating expenses

Earnings Per Share Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Earnings Per Share Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Business Segment Fourth Quarter ($ Millions) (1) 2003 net before tax earnings for FMS, SCS and DCC restated for change in cost allocations. Refer to Appendix - FMS / SCS / DCC Segment NBT Reconciliation. (2) Allocation of Restructuring and Other Charges, Net across business segments was as follows: FMS - $(1.6), SCS - $(0.2) and DCC - $(1.0) in 2004 and FMS - $(2.3), SCS - $(0.8), DCC - $(0.3) and CSS - $(0.1) in 2003. (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Business Segment Full Year ($ Millions) (1) 2003 net before tax earnings for FMS, SCS and DCC restated for change in cost allocations. Refer to Appendix - FMS / SCS / DCC Segment NBT Reconciliation. (2) Allocation of Restructuring and Other Recoveries/(Charges), Net across business segments was as follows: FMS - $(4.3), SCS - $(1.9), DCC - $(0.5) and CSS - $24.4 in 2004 and FMS - $0.9, SCS - $(0.5), DCC - $0.3 and CSS - $(0.5) in 2003. (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Capital Expenditures ($ Millions) Full Year

Debt to Equity Ratio Strong balance sheet to support profitable growth ($ Millions) Notes: - Includes impact of accumulated net pension related equity charge of $189 million as of 12/31/04 and $187 million as of 12/31/03. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (1)

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net and cumulative effect of changes in accounting principles (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) Full Year Preliminary

Contents Fourth Quarter Results Overview Key Initiatives Update Asset Management Update Earnings Outlook Q & A

2004 Key Initiatives Update Focus on cost management and process improvement initiatives continues 2004 new initiatives added an incremental $20 million in pre-tax earnings Maintenance Asset Management Overhead Reduction Insurance and Safety Other 2004 Impact of Implemented Initiatives ($ Millions) Status Update

Contents Fourth Quarter Results Overview Key Initiatives Update Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only Used tractor retail sales proceeds continue to improve over prior year, up 16% vs. prior year period The overall number of vehicles sold was 4,254; up 13% compared with prior year Vehicles not yet earning revenue are 1,937; up 858 over prior year reflecting higher lease sales and replacement activity Vehicles no longer earning revenue are 6,368; down 632 over prior year reflecting improved asset management performance 4,187 of these units are held for sale at the used truck centers

Contents Fourth Quarter Results Overview Key Initiatives Update Asset Management Update Earnings Outlook Q & A

Earnings Outlook Current forecast for EPS is as follows: ($ Earnings Per Share) 2005 EPS Forecast Full Year 3.20 - 3.30 1st Quarter 0.55 - 0.58 Note: EPS projections assume no impact from expensing of stock options.

Q & A

Appendix Business Segment Detail FMS / SCS / DCC Segment NBT Reconciliation Asset Management Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) ($ Millions) Fourth Quarter (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Fleet Management Solutions (FMS) ($ Millions) Full Year (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Supply Chain Solutions (SCS) ($ Millions) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Supply Chain Solutions (SCS) ($ Millions) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) Fourth Quarter (a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Central Support Services (CSS) ($ Millions) Fourth Quarter

Central Support Services (CSS) ($ Millions) Full Year

FMS / SCS / DCC Segment NBT Reconciliation ($ Millions) Note: In 2004, the Company changed its methodology of allocating sales support costs between the FMS and DCC segments and insurance costs between the FMS, SCS and DCC segments. Accordingly, 2003 segment NBT measures for these segments have been adjusted to provide the retroactive effect of this change.

Asset Management Update Note: U.S. only Redeployments Extensions Early Terminations Early Replacements FY 99 3367 1765 6523 5729 FY 00 4496 2143 7012 3815 FY 01 5543 2850 7229 1416 FY 02 5706 5329 6455 1094 FY 03 4753 4172 4962 965 FY 04 4596 3043 4802 1516 Focused efforts in the area of asset management continue to positively impact earnings and strengthen free cash flow Extensions have declined 27% vs prior year period as planned

Non-Revenue Earning Equipment Not Yet Earning - "NYE" No Longer Earning - "NLE" Total 10,727 Dec 2000 Total 12,040 Mar 2001 Total 10,915 June 2001 Total 10,991 Sept 2001 Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 Note: U.S. only Total 7,200 Sept 2003 Total 8,079 Dec 2003 Units held for sale 5,215 5,115 3,485 Total 8,648 Mar 2004 4,187 Total 7,770 Jun 2004 Total 7,167 Sept 2004 4,274 Total 8,305 Dec 2004

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Net Earnings, EPS and Tax Rate Reconciliation ($ Millions or $ Earnings Per Share)

Return on Capital Reconciliation ($ Millions) (1) Average shareholders' equity and average debt are calculated quarterly using a weighted average. (2) Shareholders' equity reflects impact of accumulated pension related equity charge of $189 million as of 12/31/04 and $187 million as of 12/31/03. (3) The Company adopted return on capital, a non-GAAP financial measure, to determine how effectively capital is utilized across the business. Note: Totals may not foot due to rounding differences.

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions) Preliminary

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)